Related party disclosures	6 Months Ended
Jun. 30, 2026
Disclosure of transactions between related parties [abstract]
Related party disclosures

14. Related party disclosures

During the six months ended June 30, 2026, the Group did not enter into any new related-party transactions with its key management personnel or with related entities other than the granting of a total of 384,000 service options to its Board, the granting of 1,993,750 service options to purchase ordinary shares, the granting of 477,500 RSUs to Immatics’ key management personnel, who are members of the Executive Committee but not Directors and the commitment of a termination benefit of €0.3 million to key management personnel.

Edward Sturchio stepped down as the General Counsel and Corporate Secretary and Jim Pepin was appointed as General Counsel and Corporate Secretary on July 20, 2026.